UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 10, 2008

Date of Report (Date of earliest event reported)

FIRST COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	00-30747 (Commission File Number)	33-0885320 (I.R.S. Employer Identification No.)

401 West A Street

San Diego, California 92101

(Address of principal executive offices and zip code)

(619) 233-5588

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8–K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CRF 240.13e–4(c))

Item 8.01 Other Events

On March 10, 2008, First Community Bancorp (the “Company”) issued a press release announcing its intention to reincorporate in Delaware from California by effecting a merger with and into a wholly-owned Delaware subsidiary of the Company.  In connection with the completion of the reincorporation, the Company currently intends to change its name to PacWest Bancorp.  The Company announced that it will seek shareholder approval for the proposed reincorporation at a special meeting of shareholders to be held in April 2008.  Attached hereto as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCORP

Date:  March 10, 2008

By:	/s/ Jared M. Wolff
Name:	Jared M. Wolff
Title:	Executive Vice President, General Counsel and Secretary